UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

SYNERGY PHARMACEUTICALS, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lee Road
Chesterbrook, Pennsylvania 19087

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 297-0020

Synergy Pharmaceuticals Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Membership Interest	n/a	n/a

Item 1.03                                           Bankruptcy or Receivership.

The disclosure under Item 7.01 of this Current Report is incorporated herein by reference.

Item 3.03                                           Material Modifications to the Rights of Security Holders.

The disclosure under Item 7.01 of this Current Report is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

As previously disclosed, on December 12, 2018, Synergy Pharmaceuticals Inc., a Delaware corporation (“Synergy Pharmaceuticals” or the “Company”) and its wholly-owned subsidiary, Synergy Advanced Pharmaceuticals, Inc., a Delaware corporation (“Synergy Advanced” and together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Debtors’ Chapter 11 Cases are jointly administered under the caption In re Synergy Pharmaceuticals Inc., et al., Case No. 18-14010.

As previously disclosed, on March 29, 2019, the Debtors filed their proposed Fourth Amended Joint Plan of Reorganization of Synergy Pharmaceuticals Inc. and it Debtor Affiliate (as amended, modified, or supplemented from time to time, the “Plan”). As previously disclosed, on April 25, 2019, following a hearing held on April 23, 2019, the Court entered an order confirming the Plan. On May 1, 2019 (the “Effective Date”), the Plan became effective.

The following is a summary of certain material terms of the confirmed and effective Plan. This summary is qualified in its entirety by referenced to the Plan, and capitalized terms used but not defined in the following summary shall have the meanings ascribed to them in the Plan. The Plan contemplates that the Excess Sale Proceeds will be split on a 50-50 basis between the holders of allowed Term Loan Claims and holders of allowed General Unsecured Claims, except that CRG, on behalf of holders of Term Loan Claims, will direct that the CRG-ESH Settlement Fund be retained from the portion of Excess Sale Proceeds otherwise allocable to holders of allowed Term Loan Claims and applied pursuant to the Equity Committee Settlement.

In addition, holders of General Unsecured Claims, Section 510(b) Claims and equity interests in the Company will receive beneficial interests in a Litigation Trust established as of the Effective Date. As of the Effective Date, all avoidance actions and causes of action of the Debtors that are neither (x) acquired by the Purchaser or otherwise released pursuant to the Asset Purchase Agreement nor (y) released pursuant to the Plan or the Final DIP Order are vested in the Litigation Trust. Any recoveries from the causes of action and avoidance actions that vest in the Litigation Trust will be distributed pro rata to holders of General Unsecured Claims until such creditors are paid in full and thereafter will be distributed ratably between holders of Section 510(b) Claims until paid in full and holders of equity interests in the Company.

As previously disclosed, as of the Effective Date, (a) all equity interests in Synergy Pharmaceuticals are deemed automatically cancelled, released, and extinguished; (b) the respective boards of directors of the Debtors have terminated and the members thereof are deemed to have resigned; and (c) Synergy Advanced has merged into Synergy Pharmaceuticals, and Synergy Pharmaceuticals has been converted into a Delaware limited liability company and will continue to exist as the Liquidating Debtor.

The Plan provides that, as soon as practicable after the Effective Date, each holder of the Company’s 7.5% Senior Convertible Notes due November 1, 2019 (the “Prepetition Notes”) shall surrender its note(s) to the Senior Notes Indenture Trustee, and each holder of Prepetition Notes shall be deemed to have surrendered such holder’s security, note, debenture, or other evidence of indebtedness upon surrender of such global security by the holder or a securities depository or custodian thereof. No distributions under the Plan shall be made for or on behalf of such holder unless and until such note(s) is received by the Senior Notes Indenture Trustee or the loss, theft, or destruction of such note(s) is established to the reasonable satisfaction of the Senior Notes Indenture Trustee. Subject to the terms and conditions of the Plan, holders of Allowed Claims arising from the Prepetition Notes shall be treated as Class 4 Claims and afforded the treatment of General Unsecured Claims described in the Plan and summarized herein.

Item 5.01                                           Changes in Control of Registrant.

The disclosure under Item 7.01 of this Current Report is incorporated herein by reference.

Item 5.02                                           Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described above, as of the Effective Date, the respective boards of directors of the Debtors have terminated and the members thereof are deemed to have resigned.

Pursuant to the Plan, as of the Effective Date, Portage Point Partners, LLC (the “Plan Administrator”) shall serve as the sole manager and member of the Liquidating Debtor and the management of the Liquidating Debtor shall be vested in the Plan Administrator.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 7.01 of this Current Report is incorporated herein by reference.

Cautionary Information Regarding Trading in the Company’s Securities

As described above, as of the Effective Date, all equity interests in the Company are deemed automatically cancelled, released, and extinguished.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations, changes in the Company’s ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to the Company’s wind-down of its affairs, the outcome or timing of the Chapter 11 process, the effect of the Chapter 11 Cases on the Company’s relationships with third parties, regulatory authorities and employees in connection with the Company’s wind-down of its affairs, proceedings that may be brought by third parties in connection with the Chapter 11 process, the ability of the Company to fund the wind-down of its affairs and the timing or amount of any distributions to the Company’s stakeholders, any statements or assumptions underlying any of the foregoing as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2018, August 8, 2018 and November 9, 2018 and Form 10-K filed with the SEC on March 1, 2018, and similar disclosures in subsequent reports filed with the SEC. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/Synergy or 855-388-4579. Information contained on, or that can be accessed through, such web site or the Court’s web site is not part of this Current Report.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Notice of Effective Date filed in the United States Bankruptcy Court for the Southern District of New York, dated May 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY PHARMACEUTICALS, LLC

Dated: May 2, 2019	By:	/s/ Matthew Ray
Matthew Ray Managing Partner — Portage Point Partners, LLC